                                                                   EXHIBIT 10.22

                          SERVICE AND EXPENSE AGREEMENT
                                      AMONG

                           ALLSTATE INSURANCE COMPANY

                                       AND
                            THE ALLSTATE CORPORATION

                                       AND

                         CERTAIN INSURANCE SUBSIDIARIES

This Agreement made and effective as of this 1st day of January, 1999, among ALLSTATE INSURANCE COMPANY, an Illinois insurance company ("Allstate"), THE ALLSTATE CORPORATION, a Delaware corporation and parent of Allstate ("Allcorp"), and Certain Insurance Subsidiaries identified as follows: ALLSTATE COUNTY MUTUAL INSURANCE COMPANY, a Texas county mutual insurance company, ALLSTATE TEXAS LLOYD'S, a Texas Lloyds plan insurer, LINCOLN BENEFIT LIFE COMPANY, a Nebraska insurance company, SURETY LIFE INSURANCE COMPANY, a Nebraska insurance company, ALLSTATE INDEMNITY COMPANY, an Illinois insurance company, ALLSTATE PROPERTY AND CASUALTY INSURANCE COMPANY, an Illinois insurance company, DEERBOOK INSURANCE COMPANY, an Illinois insurance company, FORESTVIEW MORTGAGE INSURANCE COMPANY, a California insurance company, ALLSTATE LIFE INSURANCE COMPANY, an Illinois insurance company, NORTHBROOK LIFE INSURANCE COMPANY, an Arizona insurance company, GLENBROOK LIFE AND ANNUITY COMPANY, an Arizona insurance company, ALLSTATE FLORIDIAN INDEMNITY COMPANY, an Illinois insurance company, ALLSTATE FLORIDIAN INSURANCE COMPANY, an Illinois insurance company, ALLSTATE NEW JERSEY INSURANCE COMPANY, an Illinois insurance company, AMERICAN SURETY & CASUALTY COMPANY, a Florida insurance company, CHARTER NATIONAL LIFE INSURANCE COMPANY, an Illinois insurance company, AMERICAN HERITAGE LIFE INSURANCE COMPANY, a Florida insurance company, FIRST COLONIAL REINSURANCE COMPANY, a Florida insurance company, COLUMBIA UNIVERSAL LIFE INSURANCE COMPANY, a Texas insurance company, KEYSTONE STATE LIFE INSURANCE COMPANY, a Pennsylvania insurance company, CONCORD HERITAGE LIFE INSURANCE COMPANY, INC., a New Hampshire insurance company, and AHL SELECT HMO, INCORPORATED, a Florida insurance company. For purposes of this agreement, the Insurance Subsidiaries shall be referred to herein, individually as "Affiliate" and collectively as "Affiliates."

                              W I T N E S S E T H:

WHEREAS, Allcorp and each Affiliate desire that Allstate furnish or cause to be furnished to them certain services and facilities.

NOW, THEREFORE, it is agreed as follows:

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1.   Allstate shall furnish or cause to be furnished, at cost and in the same manner as such services and facilities are furnished to its other affiliates, (a.) to each Affiliate that is a property and casualty insurer, services and facilities listed on Exhibit A; (b.) to each Affiliate that is a life insurer, services and facilities listed on Exhibit B; (c.) to ALLCORP such services and facilities as are required; and (d) to Allcorp and each Affiliate the investment services as described in Exhibit E, each attached hereto. Allstate and any Affiliate may from time to time agree that only certain of the listed services and facilities will be provided by Allstate.

2. Costs are defined as Allstate's actual costs and expenses incurred which are attributable to the services and facilities provided under this Agreement, such as: salaries and benefits; space rental; overhead expenses which may include items such as electricity, heat, and water; building maintenance services; furniture and other office equipment; supplies and special equipment such as reference libraries, electronic data processing equipment and the like.

3. Allocations for the above services and facilities shall be made by Allstate in accordance with the general provisions contained in Exhibits A through
     E. Exhibits A and B are based upon NAIC expense classification and allocation guidelines. In the event such guidelines are amended, Exhibits A and B shall be deemed amended to conform thereto. Allstate will exercise reasonable judgment in appropriately revising these Exhibits, maintain proper documentation for revisions and communicate changes in allocation requirements to affected Affiliates or Allcorp parties in a timely manner. Exhibit C provides a narrative overview of the expense management process and Exhibit D provides certain definitions used throughout.

4. Notwithstanding anything contained in this Agreement to the contrary, the amount charged to any Affiliate or Allcorp shall not exceed the cost to Allstate. Allstate will exercise reasonable judgement in periodically reviewing the expenses incurred and the percentage thereof allocated. Any Affiliate or Allcorp may request a review of such expenses and their allocation and such review will occur promptly thereafter.

5. Allstate will charge Allcorp and each Affiliate for all the services and facilities provided pursuant to this Agreement via the monthly expense allocation process, and payments will be through the monthly intercompany settlement process. The process will be completed by Allstate personnel in the most timely and effective method available.

6. Allstate shall maintain such records as may be required relating to the accounting system of Allstate, Allcorp and its Affiliates. Each Affiliate and Allcorp understand and accept the financial records generated by this system which utilizes the concepts detailed in the addenda attached to Exhibits A and B, respectively.

7. Upon reasonable notice, and during normal business hours, each Affiliate and Allcorp shall be entitled to, at its own expense, inspect records which pertain to the computation of charges for the facilities or services provided pursuant to this Agreement. Allstate shall at all times maintain correct and complete books, records and accounts of all services and facilities furnished pursuant to this Agreement.

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     Each Affiliate and Allcorp shall have unconditional right of ownership of any records prepared on its behalf under this Agreement.

8. Certain agreements relating to reinsurance and other service and expense sharing exist by and among Allstate and certain of its Affiliates. Except for those Agreements listed on Exhibit F, nothing in this Agreement shall be deemed to amend any such previously executed agreement between the parties.

9. Allstate employees performing duties hereunder at all times during the term of this Agreement shall be in the employment, under the supervision and control of Allstate and shall not be deemed employees of Allcorp or any Affiliate.

10. The scope of, and the manner in which, Allstate provides facilities and services to Allcorp and the Affiliates shall be reviewed periodically by Allstate, Allcorp and each Affiliate. All services and facilities shall be of good quality and suitable for the purpose for which they are intended.

11. Allstate shall not assign its obligations or rights under this Agreement without the written consent of each Affiliate and Allcorp. Allstate may terminate this Agreement in its entirety, and Allcorp or any Affiliate may cancel its participation in the arrangements under this Agreement, each by giving six months written notice to the other parties to this Agreement; provided, however, that in the event that the affiliate relationship ceases to exist with respect to any Affiliate, this Agreement shall terminate immediately with respect to such Affiliate. Under no circumstances will the initial term of this Agreement exceed five (5) years.

12. All communications provided for hereunder shall be in writing, and if to an Affiliate, mailed or delivered to such Affiliate at its office at the address listed in such Affiliate's Statutory Annual Statement Blank,
     Attention: Secretary, or if to Allcorp or Allstate, mailed or delivered to its office at 3075 Sanders Road, Northbrook, Illinois 60062, Attention:
     Controller, or addressed to any party at the address such party may hereafter designate by written notice to the other parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year above written.

                                        ALLSTATE INSURANCE COMPANY

                                        By /s/ Samuel H. Pilch
                                           -------------------
                                        Samuel H. Pilch
                                        Group Vice President and Controller

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                                        ALLSTATE COUNTY MUTUAL INSURANCE COMPANY

                                        By /s/ James P. Zils
                                           -----------------
                                        James P. Zils
                                        Vice President and Treasurer

                                        ALLSTATE TEXAS LLOYDS, INC.
                                         On behalf of ALLSTATE TEXAS LLOYDS

                                        By /s/ James P. Zils
                                           -----------------
                                        James P. Zils
                                        Vice President and Controller

                                        LINCOLN BENEFIT LIFE COMPANY

                                        By /s/ Thomas J. Wilson, II
                                           ------------------------
                                        Thomas J. Wilson, II
                                        Chief Executive Officer

                                        SURETY LIFE INSURANCE COMPANY

                                        By /s/ Thomas J. Wilson, II
                                           ------------------------
                                        Thomas J. Wilson, II
                                        Chief Executive Officer

                                        ALLSTATE INDEMNITY COMPANY

                                        By /s/ James P. Zils
                                           -----------------
                                        James P. Zils
                                        Vice President and Treasurer

                                        ALLSTATE PROPERTY AND CASUALTY
                                        INSURANCE COMPANY

                                        By /s/ James P. Zils
                                           -----------------
                                        James P. Zils
                                        Vice President and Treasurer

                                        DEERBROOK INSURANCE COMPANY

                                        By /s/ James P. Zils
                                           -----------------
                                        James P. Zils
                                        Vice President and Treasurer

                                        FORESTVIEW MORTGAGE INSURANCE
                                        COMPANY

                                        By /s/ James P. Zils
                                           -----------------
                                        James P. Zils
                                        Vice President and Treasurer

                                        ALLSTATE LIFE INSURANCE COMPANY

                                        By /s/ James P. Zils
                                           -----------------
                                        James P. Zils
                                        Treasurer

                                        NORTHBROOK LIFE INSURANCE COMPANY

                                        By /s/ James P. Zils
                                           -----------------
                                        James P. Zils
                                        Treasurer

                                        GLENBROOK LIFE AND ANNUITY COMPANY

                                        By /s/ James P. Zils
                                           -----------------
                                        James P. Zils
                                        Treasurer

                                        THE ALLSTATE CORPORATION

                                        By /s/ James P. Zils
                                           -----------------
                                        James P. Zils
                                        Treasurer

                                        ALLSTATE FLORIDIAN INDEMNITY COMPANY

                                        By /s/ James P. Zils
                                           -----------------
                                        James P. Zils
                                        Vice President and Treasurer

                                        ALLSTATE FLORIDIAN INSURANCE COMPANY

                                        By /s/ James P. Zils
                                           -----------------
                                        James P. Zils
                                        Vice President and Treasurer

                                        ALLSTATE NEW JERSEY INSURANCE COMPANY

                                        By /s/ James P. Zils
                                           -----------------
                                        James P. Zils
                                        Vice President and Treasurer

                                        AMERICAN SURETY & CASUALTY COMPANY

                                        By /s/ James P. Zils
                                           -----------------
                                        James P. Zils
                                        Vice President and Treasurer

                                        CHARTER NATIONAL LIFE INSURANCE COMPANY

                                        By /s/ James P. Zils
                                           -----------------
                                        James P. Zils
                                        Vice President and Treasurer

                                        AMERICAN HERITAGE LIFE INSURANCE COMPANY

                                        By /s/ C. Richard Morehead
                                           ------------------------
                                        Name: C. Richard Morehead
                                        Title: President and Chief Executive
                                               Officer

                                        FIRST COLONIAL INSURANCE COMPANY

                                        By /s/ C. RICHARD MOREHEAD
                                           ------------------------
                                        Name: C. Richard Morehead
                                        Title: President and Treasurer

                                        COLUMBIA UNIVERSAL LIFE INSURANCE
                                        COMPANY

                                        By /s/ Mike Pinkham
                                           ----------------
                                        Name:  Mike Pinkham
                                        Title:  President

                                        KEYSTONE STATE LIFE INSURANCE COMPANY

                                        By /s/ Zack G. Athens
                                           ------------------
                                        Name:  Zack G. Athens
                                        Title: Chief Financial Officer

                                        CONCORD HERITAGE LIFE INSURANCE COMPANY,
                                        INC.

                                        By /s/ Virginia F. Phipps
                                           ----------------------
                                        Name: Virginia F. Phipps
                                        Title: President & CEO

                                        AHL SELECT HMO INCORPORATED

                                        By /s/ James H. Baum
                                           -----------------

                                        Name:  James H. Baum
                                        Title:  President

                                                                       EXHIBIT A

           INTERCOMPANY SERVICE AND EXPENSE ALLOCATION SUMMARY MATRIX ALLSTATE INSURANCE COMPANY AND PROPERTY & CASUALTY AFFILIATES

------------------------------------------------------------------------------------------------------------------------------------
  EXPENSE LINE ITEM                                                                                           BASIS OF EXPENSE
   PER U&I EXHIBIT*                         EXPENSE CLASSIFICATION DESCRIPTION**                                ALLOCATION***
------------------------------------------------------------------------------------------------------------------------------------
1.  Claim Adjustment    Investigation and adjustment of policy claims for direct, reinsurance assumed      No allocation-direct
    Services            and ceded business.  The more significant expenses and fees related to:  (1) all   charge to company
                        outside costs associated with independent adjusters, (2) lawyers for legal services in the defense, trial, or appeal of suits, (3) general court costs, (4)
                        medical testimony, (5) expert and lay witnesses, (6) medical examinations for the purpose of trial and resolution of liability and (7) miscellaneous
                        (appraisals, surveys, detective reports, audits, character reports, etc.).
------------------------------------------------------------------------------------------------------------------------------------
2.  Commission and      All payments, reimbursements and allowances (on direct and reinsurance assumed     No allocation-direct
    Brokerage           and ceded business) to managers, agents, brokers, solicitors or other producer     charge to company based
                        types.                                                                             on agent contract
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  EXPENSE LINE ITEM                                                                                           BASIS OF EXPENSE
------------------------------------------------------------------------------------------------------------------------------------

----------
* Expense classifications per the statutory Underwriting and Investment Exhibit, Part 4, Expenses. The company uses these twenty-one classifications to record its operating expenses incurred. As described in Exhibit C, expenses for these classifications are also spread to three distinct functional expense groups: loss adjustment, other underwriting and investment expenses.

** This description provides only a synopsis of the types of expenses for each classification. Parties to the Agreement will utilize the NAIC Examiners Handbook in expense handling.

***  Before consideration of any applicable reinsurance agreement.

------------------------------------------------------------------------------------------------------------------------------------
   PER U&I EXHIBIT*                         EXPENSE CLASSIFICATION DESCRIPTION**                                ALLOCATION***
------------------------------------------------------------------------------------------------------------------------------------
4.   Advertising        Typical expenses would include services of: (1) advertising agents, (2) public     Direct charge by company
                        relations counsel, (3) advertisements in newspapers, periodicals, billboards,      where known. Allocated
                        pamphlets and literature issued for advertising or promotional purposes, (4)       items handled as
                        related paper and printing charges for advertising purposes, (5) radio             follows: See Exhibit A
                        broadcasts, (6) prospect and mailing lists, (7) signs and medals for agents and    Appendix at B; C 1; D 1
                        (8) television commercials.                                                        and E 1 for explanation
                                                                                                           of allocation by type of
                                                                                                           office
------------------------------------------------------------------------------------------------------------------------------------
5.   Boards, Bureaus    Various dues, assessments, fees and charges for items such as: (1) underwriting    No allocation - direct
     and                boards, rating organizations, statistical agencies, inspection and audit           charge to company
     Associations       bureaus, (2) underwriters' advisory and service organizations, (3) accident and loss prevention organizations, (4) claim organizations, (5) underwriting syndicates, pools and associations, assigned risk plans.
------------------------------------------------------------------------------------------------------------------------------------
6.   Surveys and        Costs to support the business including: (1) survey, credit, moral hazard,         See Exhibit A Appendix at
     Underwriting       character reports for underwriting, (2) appraisals for underwriting, (3) fire      B; D1; and E1 for
     Reports            records, (4) inspection and engineering billed specifically, (5) medical           explanation of allocation
                        examiner services relating to underwriting.                                        by type of office
------------------------------------------------------------------------------------------------------------------------------------
7.   Audit of           Auditing fees and expenses of independent auditors for auditing payroll and        No allocation - direct
     Assured's          other premium bases.                                                               charge to company
     Records
------------------------------------------------------------------------------------------------------------------------------------
8.   Salary and         Salaries, bonus, overtime, contingent compensation, and other compensation of      See Exhibit A Appendix at
     Related Items      employees. This would include commission and brokerage to employees when the       A; B; C 1, 2; D 1, 2, 3,
                        activities for which the commission is paid are a part of their duties as          4; E 2, 5; and F 1, 2, 3,
                        employees.                                                                         4 for explanation by type
                                                                                                           of office
------------------------------------------------------------------------------------------------------------------------------------
9.   Employee           This category includes a variety of pension and insurance benefits for             See Exhibit A Appendix at
     Relations and      employees, as well as some miscellaneous expenditures. The first area entails:     A; B; C 1, 2; D 1, 2,
     Welfare            (1) cost of retirement insurance, pensions or other retirement allowances and      3, 4; E 2, 5; and F 1, 2,
                        funds irrevocably devoted to the payment of pensions or other employees'           3, 4 for explanation by
                        benefits, and (2) accident, health and hospitalization insurance,                  type of office
                        group life insurance for explanation by type of and workers'
                        compensation insurance. The miscellaneous category may include the following items office (1) training and welfare; (2) physical exams for employees or candidates; (3) gatherings, outings and entertainment; (4) supper money; and (5)
                        donations to or on behalf of employees.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  EXPENSE LINE ITEM                                                                                           BASIS OF EXPENSE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   PER U&I EXHIBIT*                         EXPENSE CLASSIFICATION DESCRIPTION**                                ALLOCATION***
------------------------------------------------------------------------------------------------------------------------------------
10.  Insurance          Costs of insurance for employee/agent fidelity or surety bonds, public             See Exhibit A Appendix at
                        liability, burglary and robbery, automobiles and office contents.                  D 1; E 1; and F 1, 2, 3,
                                                                                                           4 for explanation by type
                                                                                                           of office
------------------------------------------------------------------------------------------------------------------------------------
12.  Travel and         Major expense subcategories include: (1) transportation, hotel, meals, telephone   See Exhibit A Appendix at
     Travel Items       and other related costs associated for employees traveling, (2) expense for        A; B; C 1, 2; D 1, 2,
                        transfer of employees, (3) automobile rental and license plates, depreciation,     3, 4; E 2, 5; and F 1,
                        repairs and other operating costs of automobiles (4) transportation,               2, 3, 4 for explanation
                        hotel and meals/entertainment of guests, (5) dues and                              by type of office
                        subscriptions to accounting, for explanation by type of legal, actuarial or similar societies and associations.
------------------------------------------------------------------------------------------------------------------------------------
13.  Rent and Rent      Rent of home office and branch offices, space occupied in company owned            Direct charges by company
     Items              buildings, storage and warehouse space, safe deposit boxes and post office         are based on square
                        boxes. Related expenses for: (1) light, heat, power and water, (2) interest,       footage.
                        taxes, (3) cost of alterations and repairs to leased properties, and (4) costs
                        of cleaning and general maintenance.                                               Allocated expenses
                                                                                                           handled per Exhibit A
                                                                                                           Appendix at A; B; C 1, 2;
                                                                                                           D 1, 2, 3, 4; E 2, 5; and
                                                                                                           F 1, 2, 3, 4
------------------------------------------------------------------------------------------------------------------------------------
14.  Equipment          Rent and repair of furniture, equipment, and office machines, including the        See Exhibit A Appendix at
                        related depreciation charges.                                                      A; B; C 1, 2; D 1, 2, 3,
                                                                                                           4; E 1, 2, 3, 4; and F 1,
                                                                                                           2, 3, 4
------------------------------------------------------------------------------------------------------------------------------------
15.  Printing and       Generally, printing, stationery and office supplies (paper stock, printed forms    See Exhibit A Appendix at
     Stationery         and manuals, Photostat copies, pens and pencils, etc.). Also included would be     A; B; C 1, 2; D 1, 2, 3,
                        policies and policy forms, in-house employee publications, books, newspapers and   4; E 2, 5; and F 1, 2, 3,
                        periodicals including investment, tax and legal publications and services.         4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  EXPENSE LINE ITEM                                                                                           BASIS OF EXPENSE
   PER U&I EXHIBIT*                         EXPENSE CLASSIFICATION DESCRIPTION**                                ALLOCATION***
------------------------------------------------------------------------------------------------------------------------------------
16.  Postage,           All express, freight and cartage expenses, postage, and telephone.                 See Exhibit A Appendix
     Telephone, etc.                                                                                       at A; B; C 1, 2; D 1,2,3,
                                                                                                           4; E 2, 5; and F 1, 2, 3,
                                                                                                           4
------------------------------------------------------------------------------------------------------------------------------------
17.  Legal & Auditing   Legal fees and retainers excluding loss and salvage related, auditing fees of      See Exhibit A Appendix at
                        independent auditors for examining records, services of tax experts and            A; D 2, 3 , 4; E 2;
                        investment counsel, custodian fees, notary and trustees' fees.                     and F 1, 2
------------------------------------------------------------------------------------------------------------------------------------
18.  Taxes, Licenses    Several categories comprise this expense classification: (1) state and local       No allocation - direct
     and Fees           insurance taxes; (2)Insurance Department licenses and fees; (3) payroll taxes;     charge to company
                        and (4) all other, excluding real estate and federal income. Taxes, licenses and fees based on premiums and payments to state industrial commissions for administration of workers' compensation or other state benefit acts would be in the first classification. Expenses relating to the Insurance Department would include agents' licenses, filing fees, certificates of authority and fees and expenses of examination. Payroll related expenses normally include old age benefit and unemployment insurance taxes. More significant expenses in the all other section would be financial statement publication fees, legally mandated advertising and personal property and state income taxes.
------------------------------------------------------------------------------------------------------------------------------------
19.  Real Estate        Salaries, wages and other compensation of maintenance workers in connection with   Direct charges by company
     Expenses           owned real estate. Other expense items assigned to this category may also          are based on square
                        include expenses associated with: operations; maintenance; insurance and           footage.
                        advertising.
                                                                                                           Allocated expenses
                                                                                                           handled per Exhibit A
                                                                                                           Appendix at A; B; C 1, 2;
                                                                                                           D 1, 2, 3, 4; E 1, 2, 3,
                                                                                                           4; and F 1, 2, 3, 4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  EXPENSE LINE ITEM                                                                                           BASIS OF EXPENSE
   PER U&I EXHIBIT*                         EXPENSE CLASSIFICATION DESCRIPTION**                                ALLOCATION***
------------------------------------------------------------------------------------------------------------------------------------
20.  Real Estate        Taxes, licenses and fees on owned real estate.                                     Direct charges by company
     Taxes                                                                                                 are based on square
                                                                                                           footage.

                                                                                                           Allocated expenses
                                                                                                           handled per Exhibit A
                                                                                                           Appendix at A; B; C 1, 2;
                                                                                                           D 1, 2, 3, 4; E 1, 2, 3,
                                                                                                           4; and F 1, 2, 3, 4
------------------------------------------------------------------------------------------------------------------------------------

NOTE: Expense classification for lines 3, 11 and 20a are not applicable for the Allstate Group.

                                                                       EXHIBIT A

                                                                        APPENDIX

           INTERCOMPANY SERVICE AND EXPENSE ALLOCATION SUMMARY MATRIX
                    ALLSTATE INSURANCE COMPANY AND AFFILIATES

A. Offices 001 (Corporate Home Office), 201 (Investment Shared Services), 203 (Research Center Shared Services), 204 (Human Resources Shared Service), 205 (Corporate Relations Shared Services), 206 (Technical Shared Services), 207 (Law and Regulation Shared Services), 208 (Finance Shared Services) and 209 (Market Brand Development) factors are based on Service Level Agreements. These Agreements are written documents detailing services and associated costs performed by the provider for the benefit of the recipient and are generated and approved through extensive discussions between service providers and service recipients.

B. Support Centers, Data Centers, and Output Processing Centers (OPC) factors are based on Stat Policies in Force and Time and Effort studies that roll-up to the Support Center/Data Center/OPC.

C.   P&C Head Office (Office 032) factors are based on:

     1.     Total agents' compensation
     2.     Time and effort studies

D.   Regional Office factors are based on the following methodologies:

     1.     Agent compensation
     2.     Gross policies issued (GPI)
     3.     Notice counts
     4.     Time and effort studies 5. System capacity studies

E. Regional Commercial Centers factors are based on the following methodologies:

     1.     Agent compensation
     2.     Gross policies issued (GPI)
     3.     Notice counts
     4.     Time and effort studies
     5.     General office compensation

F.  Claim Service Areas factors are based on the following:

     1.     Headcount (Property vs. Auto)
     2.     Notice counts
     3.     Incurred loss
     4.     Claim legal matter counts

                                                                       EXHIBIT B

           INTERCOMPANY SERVICE AND EXPENSE ALLOCATION SUMMARY MATRIX
               ALLSTATE LIFE INSURANCE COMPANY AND LIFE AFFILIATES

------------------------------------------------------------------------------------------------------------------------------------
  EXPENSE LINE ITEM                                                                                            BASIS OF EXPENSE
    PER GENERAL                             EXPENSE CLASSIFICATION DESCRIPTION**                                 ALLOCATION***
  EXPENSE EXHIBIT*
------------------------------------------------------------------------------------------------------------------------------------
1.   Rent               Rent for all premises occupied by the company, including any adequate rent for     Direct charges by company
                        occupancy of its own buildings, in whole or in part, except to the extent that     are based on square
                        allocation to other expense classifications on a functional basis is permitted     footage.
                        and used.                                                                          Allocated expenses are
                                                                                                           handled per Exhibit B
                                                                                                           Appendix at A; B 1, 2; C
                                                                                                           1, 2 and D 1, 2, 3
------------------------------------------------------------------------------------------------------------------------------------
2.   Salaries and       Salaries and wages, bonuses and incentive compensation to employees, overtime      Agents' compensation is a
     wages              payments, continuation of salary during temporary short-term absences, dismissal   direct charge to company.
                        allowances, payments to employees while in training and other compensation to      The remaining expenses in
                        employees not specifically designated herein, except to the extent that            this category are
                        allocation to their expense classifications is permitted and used.                 allocated per Exhibit B
                                                                                                           Appendix at A; B 1, 2; C
                                                                                                           1, 2; and D 1, 2, 3
------------------------------------------------------------------------------------------------------------------------------------

----------
* Expense classifications per Statutory Exhibits 5 & 6. The company uses these classifications to record its operating expenses incurred. This expense data is also captured by four distinct functional expense groups: life, accident and health, all other lines of business and investment expenses.

** These descriptions were written using the NAIC Life Annual Statement Instructions. Refer to this publication for a complete breakdown of the expenses included in each line item.

***  Before consideration of any applicable reinsurance agreement.

------------------------------------------------------------------------------------------------------------------------------------
  EXPENSE LINE ITEM                                                                                            BASIS OF EXPENSE
    PER GENERAL                             EXPENSE CLASSIFICATION DESCRIPTION**                                 ALLOCATION***
  EXPENSE EXHIBIT*
------------------------------------------------------------------------------------------------------------------------------------
3.11 Contributions      Contributions by company for pension and total permanent disability benefits,      See Exhibit B Appendix at
     for plans          life insurance benefits, accident, health, hospitalization, medical, surgical,     A; B 1, 2; C 1, 2; and D
     benefits for       or other temporary disability benefits under a self-administered or trusteed       1, 2, 3
     employees          plan or for the purchase of annuity or insurance contracts. Appropriation of any other assignment of funds by company in connection with any benefit plan of the types enumerated herein.
------------------------------------------------------------------------------------------------------------------------------------
3.12 Contributions      Contributions by company for pension and total permanent disability benefits,      See Exhibit B Appendix at
     for benefit        life insurance benefits, accident, health, hospitalization, medical, surgical,     C 1, 2; and D 1, 2, 3
     plans for          or other temporary disability benefits under a self-administered or trusteed
     agents             plan or for the purchase of annuity or insurance contracts. Appropriation of any other assignment of funds by company in connection with any benefit plan of the types enumerated herein.
------------------------------------------------------------------------------------------------------------------------------------
3.21 Payments to        Payments by company under a program for pension and total and permanent            No allocation - direct
     employees under    disability benefits, death benefits, accident, health, hospitalization, medical    charge to company
     non-funded         surgical or other temporary disability benefits where no contribution or
     benefit plans      appropriation is made prior to the payment of the benefit.
------------------------------------------------------------------------------------------------------------------------------------
3.22 Payments to        Payments by company under a program for pension and total and permanent            No allocation - direct
     agents under       disability benefits, death benefits, accident, health, hospitalization, medical,   charge to company
     non-funded         surgical or other temporary disability benefits where no contribution or
     benefit plans      appropriation is made prior to the payment of the benefit.
------------------------------------------------------------------------------------------------------------------------------------
3.31 Other employee     The net periodic postretirement benefit cost, meals to employees, contribution     Agents' compensation is a
     welfare            to employee associations or clubs, dental examinations, medical dispensary or      direct charge to company.
                        convalescent home expenses for employees.                                          The remaining expenses in
                                                                                                           this category are
                                                                                                           allocated per Exhibit B
                                                                                                           Appendix at A; B 1, 2; C
                                                                                                           1, 2; and D 1, 2, 3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  EXPENSE LINE ITEM                                                                                             BASIS OF EXPENSE
    PER GENERAL                             EXPENSE CLASSIFICATION DESCRIPTION**                                  ALLOCATION***
  EXPENSE EXHIBIT*
------------------------------------------------------------------------------------------------------------------------------------
3.32 Other agent        The net periodic postretirement benefit cost, meals to employees, contribution     Agents' compensation is a
     welfare            to employee associations or clubs, dental examinations, medical dispensary or      direct charge to company.
                        convalescent home expenses for agents.                                             The remaining expenses in
                                                                                                           this category are
                                                                                                           allocated per Exhibit B
                                                                                                           Appendix at C 1, 2; and
                                                                                                           D 1, 2, 3
------------------------------------------------------------------------------------------------------------------------------------
4.1  Legal fees and     Court costs, penalties and all fees or retainers for legal services or expenses    No allocation - direct
     expenses           in connection with matters before administrative or legislative bodies.            charge to company
------------------------------------------------------------------------------------------------------------------------------------
4.2  Medical            Fees to medical examiners in connection with new business reinstatements, policy   See Exhibit B Appendix at
     examination fees   changes and applications for employment.                                           D 1, 2
------------------------------------------------------------------------------------------------------------------------------------
4.3  Inspection         Fee for inspection reports in connection with new business, reinstatements,        See Exhibit B Appendix at
     report fees        policy changes and applications for employment. Cost of services furnished by      D 1, 2
                        the Medical Information Bureau.
------------------------------------------------------------------------------------------------------------------------------------
4.4  Fees of public     Include expenses relating to this category except exclude examination fees made    See Exhibit B Appendix at
     accountants        by State Departments and internal audits by company employees.                     A; B 1, 2; C 1, 2; and D
     and consulting                                                                                        1, 2
     actuaries
------------------------------------------------------------------------------------------------------------------------------------
4.6  Expense of         Payment to other than employees of fees and expenses for the investigation,        See Exhibit B Appendix at
     investigation      litigation and settlement of policy claims.                                        D 1, 2
     and
     settlement of
     policy claims
------------------------------------------------------------------------------------------------------------------------------------
5.1  Traveling          Traveling expense of officers, other employees, directors and agents, including    See Exhibit B Appendix at
     expenses           hotel, meals, telephone, telegraph and postage charges incurred while traveling.   A; B 1, 2; C 1, 2; and D
                        Also include amounts allowed employees for use of their own cars on company        and 1, 2, 3
                        business and the cost of, or depreciation on, maintenance and running expenses of company-owned automobiles.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  EXPENSE LINE ITEM                                                                                            BASIS OF EXPENSE
    PER GENERAL                             EXPENSE CLASSIFICATION DESCRIPTION**                                 ALLOCATION***
  EXPENSE EXHIBIT*
------------------------------------------------------------------------------------------------------------------------------------
5.2  Advertising        Newspaper, magazine and trade journal advertising for the purpose of               See Exhibit B Appendix at
                        solicitation and conservation of business. Billboard, sign and telephone           B 1, 2; C 1; and D 1, 2
                        directory, television, radio broadcasting and motion picture advertising, excluding subjects dealing wholly with health and welfare. All canvassing or other literature, such as pamphlets, circulars, leaflets, policy illustration forms and other sales aids, printed material, etc., prepared for distribution to the public by agents or through the mail for the purposes of solicitation and conservation of business. All calendars, blotters, wallets, advertising novelties, etc., for distribution to the public. Printing, paper stock, etc. in connection with advertising. Prospect and mailing lists when used for advertising purposes. Fees and expenses of advertising agencies related to advertising.
------------------------------------------------------------------------------------------------------------------------------------
5.3  Postage, express,  Freight and cartage, cables, radiograms and teletype. Also charges for use,        See Exhibit B Appendix at
     telegraph and      installation and maintenance of related equipment if not included elsewhere.       A; B 1, 2; C 1, 2; and D
     telephone                                                                                             1, 2, 3
------------------------------------------------------------------------------------------------------------------------------------
5.4  Printing and       Policy forms, riders, supplementary contracts, applications, etc., rate books,     See Exhibit B Appendix at
     stationery         instruction manuals, punch-cards, house organs, and all other printed material     A; B 1, 2; C 1, 2; and D
                        which is not required to be included in any other expense classification. Office   1, 2, 3
                        supplies and pamphlets on health, welfare and education subjects. Also include annual reports to policyholders and stockholders if not included in Line
                        5.2.
------------------------------------------------------------------------------------------------------------------------------------
5.5  Cost or            The cost or depreciation of office machines except for such charges as may be      See Exhibit B Appendix at
     depreciation       reported in Line 5.3.                                                              A; B 1, 2; C 1, 2; and D
     of furniture and                                                                                      1, 2, 3
     equipment
------------------------------------------------------------------------------------------------------------------------------------
5.6  Rental of          Rental of office machines except for such charges as may be reported in Line       See Exhibit B Appendix at
     equipment          5.3.                                                                               A; B 1, 2; C 1, 2; and D
                                                                                                           1, 2, 3
------------------------------------------------------------------------------------------------------------------------------------
6.1  Books and          Books, newspapers, periodicals, etc., including investment tax and legal           See Exhibit B Appendix at
     periodicals        publications and information services, and including all such material for         A; B 1, 2; C 1, 2; and D
                        company's law department and libraries.                                            1, 2, 3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  EXPENSE LINE ITEM                                                                                             BASIS OF EXPENSE
    PER GENERAL                             EXPENSE CLASSIFICATION DESCRIPTION**                                  ALLOCATION***
  EXPENSE EXHIBIT*
------------------------------------------------------------------------------------------------------------------------------------
6.2  Bureau and         All dues and assessments of organizations of which the company is a member. All    No allocation - direct
     association        dues for employees' and agents' memberships on the company's behalf.               charge to company
     fees
------------------------------------------------------------------------------------------------------------------------------------
6.3  Insurance,         Premiums for Workers' Compensation, burglary, holdup, forgery and the public       See Exhibit B Appendix a
     except on          liability insurance, fidelity or surety bonds, insurance on contents of            A; B 1, 2; C 1, 2; and D
     real estate        company-occupied buildings and all other at insurance or bonds not included        1, 2, 3
                        elsewhere.
------------------------------------------------------------------------------------------------------------------------------------
6.4  Miscellaneous      Uncollectible losses due to deficiencies, defalcations, robbery, or forgery,       Primarily a direct charge
     losses             except those offset by bonding companies' payments. Also include Worker's          to company. Remaining
                        Compensation benefits not covered by insurance and other uninsured losses not      expenses are allocated
                        included elsewhere.                                                                per Exhibit B Appendix at
                                                                                                           A; D 1, 2, 3
------------------------------------------------------------------------------------------------------------------------------------
6.5  Collection and     Collection charges on checks and drafts and charges for checking accounts and      See Exhibit B Appendix at
     bank service       money orders.                                                                      A; and D 1, 2, 3
     charges
------------------------------------------------------------------------------------------------------------------------------------
6.6  Sundry             Direct expense of local agency meetings, luncheons and dinners, tabulating         See Exhibit B Appendix
     general            service rendered by outside organizations, gifts and donations. Any portion of     at A; B 1, 2; C 1, 2; and
     expenses           commissions and expense allowances on reinsurance assumed for group business       D 1, 2, 3
                        which represents specific reimbursement of expenses. Reimbursement to another insurer for expense of jointly underwritten group contracts.
------------------------------------------------------------------------------------------------------------------------------------
6.7  Group service      Administration fees, service fees, or any other form of allowance, reimbursement   See Exhibit B Appendix at
     and                of expenses, or compensation (other than commissions) to agents, brokers,          D 1, 2
     administration     applicants, policyholders or third parties in connection with the solicitation,
     fees               sale, issuance, service and administration of group business.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  EXPENSE LINE ITEM                                                                                             BASIS OF EXPENSE
    PER GENERAL                             EXPENSE CLASSIFICATION DESCRIPTION**                                  ALLOCATION***
  EXPENSE EXHIBIT*
------------------------------------------------------------------------------------------------------------------------------------
6.8  Reimbursements     Report as a negative amount administrative fees, direct reimbursement of           No allocation - direct
     by uninsured       expenses, or other similar receipts or credits attributable to uninsured           charge to company
     accident and       accident and health plans and the uninsured portion of partially insured
     health plans       accident and health plans.
------------------------------------------------------------------------------------------------------------------------------------
7.1  Agency expense     All bona fide allowance for agency expense, but not allowances constituting        No allocation - direct
     allowance          additional compensation.                                                           charge to company
------------------------------------------------------------------------------------------------------------------------------------
7.2  Agents' balances   Agents' balances charged off less any amounts recovered during the year.           No allocation - direct
     charged off                                                                                           charge to company
------------------------------------------------------------------------------------------------------------------------------------
7.3  Agency             Cost of banquets and rental of meeting rooms. Expenses of all persons traveling    Primary dollars are a
     conferences        to conferences and their expenses at conferences.                                  direct charge to company.
     other than local                                                                                      The remaining expenses in
     meetings                                                                                              this category are
                                                                                                           allocated per Exhibit B
                                                                                                           Appendix at C 1; and D 1
------------------------------------------------------------------------------------------------------------------------------------
9.1  Real estate        The cost of repairs, maintenance, service, and operation of all real estate        Direct charges by company
     expenses           properties including insurance whether occupied by the company or not; salaries    are based on square
                        and other compensation of managing agents and their employees; expenses incurred   footage. Allocated
                        in connection with rental of such properties; legal fees specifically associated   expenses are handled per
                        with real estate transactions other than sale; rent, salaries and wages, and       Exhibit B Appendix at A;
                        other direct expenses of any branch of Home Office until engaged solely in real    B 1, 2; C 1, 2; and D 1,
                        estate work (not real estate and mortgages combined).                              2, 3
------------------------------------------------------------------------------------------------------------------------------------
9.2  Investment         Only items for which no specific provisions has been made elsewhere, e.g.,         See Exhibit B Appendix at
     expenses not       contributions or assessments for bondholders' protective committees, fees of       A; and D 1, 2, 3
     included           investment counsel, custodian and trustee fees.
     elsewhere
------------------------------------------------------------------------------------------------------------------------------------

NOTE: Line 9.3, Aggregate write-ins for expenses, was not detailed in this exhibit. The types of expenses, if any, and the corresponding allocation basis are completely variable year-to-year. The Cost Management Department will maintain appropriate records for this line item.

------------------------------------------------------------------------------------------------------------------------------------
  EXPENSE LINE ITEM                                                                                             BASIS OF EXPENSE
    PER GENERAL                             EXPENSE CLASSIFICATION DESCRIPTION**                                  ALLOCATION***
  EXPENSE EXHIBIT*
------------------------------------------------------------------------------------------------------------------------------------
1.   Real estate        Those taxes directly assessed against property owned by the company. Canadian      Direct charges by company
     taxes              and other foreign taxes should be included appropriately.                          are based on square
                                                                                                           footage. Allocated
                                                                                                           expenses are handled per
                                                                                                           Exhibit B Appendix at A;
                                                                                                           B 1, 2; C 1, 2; and D 1,
                                                                                                           2, 3
------------------------------------------------------------------------------------------------------------------------------------
2.   State insurance    Assessments to defray operating expenses of any state insurance department.        No allocation - direct
     department         Canadian and other foreign taxes should be included appropriately. Fees for        charge to company
     licenses           examinations by state departments.
     and fees
------------------------------------------------------------------------------------------------------------------------------------
3.   State taxes on     State taxes based on policy reserves, if in lieu of premium taxes. Canadian and    No allocation - direct
     premiums           other foreign taxes should be included appropriately. Any portion of commissions   charge to company
                        or allowances on reinsurance assumed for group business which represents specific reimbursement of premium taxes. Deduct any portion of commissions or allowances on reinsurance ceded for group business which represents specific reimbursement of premium taxes.
------------------------------------------------------------------------------------------------------------------------------------
4.   Other state        Assessments of state industrial or other boards for operating expenses or for      No allocation - direct
     taxes              benefits to sick unemployed persons in connection with disability benefit laws     charge to company
                        or similar taxes levied by states. Canadian and other foreign taxes are to be included appropriately. Advertising required by law, regulation or ruling, except in connection with investments. State sales taxes, if company does not exercise option of including such taxes with the cost of goods and services purchased. State income taxes.
------------------------------------------------------------------------------------------------------------------------------------
5.   U.S. Social        Company's contribution is based on the current tax rate, which is applied to all   See Exhibit B Appendix at
     Security taxes     wages, salary or compensation entered on the employees earning record and          A; B 1, 2; C 1, 2; and D
                        federal unemployment tax.                                                          1, 2, 3

------------------------------------------------------------------------------------------------------------------------------------
6.   All other taxes    Guaranty fund assessments and taxes of Canada or of any other foreign country      No allocation - direct
                        not specifically provided for elsewhere. Sales taxes, other than state sales       charge to company
                        taxes, if company does not exercise option of including such taxes with the cost of goods and services purchased.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT B

                                                                       APPENDIX

           INTERCOMPANY SERVICE AND EXPENSE ALLOCATION SUMMARY MATRIX
               ALLSTATE LIFE INSURANCE COMPANY AND LIFE AFFILIATES

A.   Office 001, 201, 203, 204, 205, 206, 207, 208 and 209 factors to the Life
     Parent Company are based on Service Level Agreements. Once expenses are charged to the Life Parent Company a second and third tier of allocation occurs, which allocates expenses to Profit Centers and Life Affiliates.

B. P&C Head Office (Office 032) allocations to the Life Parent Company are based on:

     1.   Agents' compensation
     2.   Time and effort studies

C.   Regional Office allocations to the Life Parent Company are based on:

     1.   Agents' compensation
     2.   Time and effort/usage studies
     3.   System capacity studies

D.   Life Parent Company allocations to Life Affiliates are based on:

     1.   Expenses are direct coded to the appropriate company.
     2. Determination of how expense is to be allocated to profit center is based on time studies, project activity, required capital and invested assets.

     The intercompany factors are based on the following methodology:

       PROFIT CENTER                METHODOLOGY                COMPANY
       Allstate Agent               Policies in force          030, 036
       Northbrook/Glenbrook         Reserves in force          031, 036,038
       Structured Settlements       Premium income             030, 036
       Direct Response              Premium income             030, 036
       Lincoln Benefit              Time and effort studies    direct to 034
       Surety Life                  Time and effort studies    direct to 032
       Group Pensions               Time and effort studies    direct to 030

     3.   Any Investment Expense is based on Invested Assets.

                                                                      EXHIBIT C

                            EXPENSE PROCESS OVERVIEW
                            ALLSTATE INSURANCE GROUP

For purposes of operational analysis and financial reporting, functional expense groups are made up of three primary categories: (1) Loss adjustment expenses,
(2) Other underwriting expenses; and (3) Investment expenses. A more detailed description of expense items, which comprise these categories, is provided in Exhibits A and B. These exhibits are the framework for reporting expenses required by the NAIC. The expense categories, in turn, flow into the financial records based on the following cost allocation methods: a direct charge basis; an allocated or shared basis; or in accordance with the terms of one or several reinsurance agreements. The combined expense process ultimately provides for financial records that reflect the financial performance of the business.

On a day-to-day basis, expenses are incurred directly by companies within the Allstate Group. The expenses are charted numerically by account. Formalized procedures are used in order to ensure that the expenses are accurately recorded and allocated to the appropriate office, company, cost center and cost element. Allocations are also provided for various support costs, which include: company, cost center and general ledger account (cost element) level with the objective of providing for an accurate means of tracking expenses..

A brief description of each of the three expense categories follows:

- Loss adjustment expenses are various costs associated with the claim handling process. These costs, which comprise all aspects of the claims handling function, include: the adjustment, factual investigation, defense and recordkeeping functions. Salaries of claim personnel and allocated executive salaries, as well as other basic costs associated with the claim function (accounting, data processing, rent, utilities, etc.) are grouped in this category. Generally, these expenses may be either direct charged, allocated, or flow to an entity by means of a separate reinsurance agreement.

- Other underwriting expenses include acquisition, general expenses, taxes, licenses and fees. The larger piece, acquisition expenses, is comprised of agent commissions, various expenses related to underwriting (motor vehicle reports, home inspections, etc.), salaries, marketing and other allocations of expenses which support the production of new and renewal business. General expenses are typically administrative in nature and do not fit cleanly in any other expense grouping. Taxes, licenses and fees pertain to: taxes (income and franchise) and licenses fees levied by state and local government; insurance department expenses; and guaranty fund assessments. These expense categories are charged to an entity in any of the same three methods shown above for Loss adjustment expenses.

- Investment expenses for research, purchase and sale activities, safekeeping, accounting and data support are the bulk of expenses in this bucket. Generally, these expenses will flow to an entity by direct charges to an entity or on an allocated basis.

The mechanism for recording expenses can occur by means of one of the following three methods:

- DIRECT CHARGES - This method is used where the expenses are unique to the company incurring them. These types of expenses are not allocated to another Allstate Company due to their unique relationship to the company incurring them. Expense payments are classified to the responsible company through an accounting coding expense system involving charge company, cost center, and cost element (See Exhibits A and B for more detail). By way of example: agents' commissions, taxes, licenses and fees, and bad debt expense are company specific, and therefore, coded directly to the appropriate company.

-    ALLOCATIONS

     THE EXPENSE ALLOCATION PROCESS CAN BE DIVIDED INTO 3 SUBCATEGORIES:

1. OFFICE - The objective of this phase of the allocation process is to properly transfer various support costs performed by one organization to another organization that they directly relate to. The basic justification for this cost transfer is efficiency gain, which is mutually beneficial to both parties. Certain processes are centrally performed on behalf of a number of entities, then allocated to the office/company being supported. Routine expenses of this nature often include support activities from the following functional areas: Accounting; Systems; Investments; Corporate Relations; Law and Regulation; and Human Resources. These costs cannot be directly expensed, it is necessary to provide for an appropriate method of allocation. An example of this method of allocation would relate to the accounting treatment of costs and expenses attributable to Allstate's Internal Audit Department (IAD). As part of the Allstate Corporate Home Office structure, IAD salaries and related expenses are allocated to other Affiliates companies and/or offices (i.e. data and profit centers) based on time and effort studies. The terms for this allocation are delineated in a separate agreement between the parties which is referred to as a Shared Service Agreement (SSA). The SSA is a vehicle which allows the parties to agree in advance on certain essential terms and conditions which include: a description of the services to be provided; the period covered; costs and standards. The SSA concept can be used to transfer expenses between Brands (e.g., Allstate, Indemnity, Life), between Shared Services (e.g., Finance, Investments, Human Resources, Technical) or between a Brand and Shared Service.

     The Accounting Department database is programmed to perform the allocation process on a monthly basis. The process begins with the extraction of direct costs for each office, company, cost center and general ledger account. Varying premium and claim statistics (e.g., policies in force, claim counts) as well as other common factors (e.g., number of employees, number of retirees) are then entered into the program. The resulting data provides the bases, or allocation drivers, for transferring expenses from an office/cost center /general ledger account level of detail to other charge offices/cost centers /general ledger accounts. Detail records are generated in order to provide the source and recipient of the allocated expenses.

     A separate process has been initiated in order to periodically review the accuracy of the factors or drivers of the allocations. The accuracy of service provider time and effort studies may be taken into account (i.e. projected v. actual). Other factors that may be considered include an inventory of activities and customers in order to ensure that allocations are accurate. Intensive discussions and management agreement between the provider and customer are also an integral part of the process. Flexibility in the overall allocation process must routinely occur to provide for changes in the business activities or organizational structure.

2. COMPANY - This step in the expense allocation process is similar the office expense allocation process described above in that allocations are charged to other affiliates . For instance, both Allstate Insurance Company and Allstate Life Insurance Company incur expenses on a direct basis for themselves and on behalf of their affiliates. A portion of these expenses may be transferred to the affiliated companies, as appropriate. Fixed factors are normally based on internal time and effort studies, agents' compensation, or statistical criteria such as gross policies issued or claim notice counts.

3. UNIFORM ACCOUNTING TRANSFER (UAT) The next step in the process is to reclassify all of the general office expenses addressed in the direct charges and expense allocation (office and company) sections above, having been recorded on a management basis, to their required statutory expense classifications. The use of a consistent basis for reporting expenses, as dictated by the NAIC, allows the Regulators to better compare various insurance companies' operations. On the property/casualty side, broad expense categories and detail breakouts are required for both the Expense
     Exhibit in the annual Statutory Statement as well as the Supplemental Expense Filing, which is contained in the Insurance Expense Exhibit. For Life companies, the General Expense and the Taxes, Licenses and Fees Exhibits from the annual Statutory Statement have distinct expense categories. A synopsis of these required expense categories, along with a description of each expense category and the basis of allocation presently used by Allstate is contained in Exhibit A and appendix (Property & Casualty affiliates) and Exhibit B and appendix (Life Company affiliates).

     In order to provide for accurate summarization and reporting, each general ledger account (cost element) included in the Chart of Accounts is assigned a statutory expense classification. Loss adjustment, other underwriting and investment expenses are the broad classifications that UAT applies to. By way of example, a systems function, whether relating to claims, sales, or investments, is initially classified as a general office expense on a management basis. Based on the UAT process, these expenses are reclassified for statutory reporting purposes to loss adjustment, other underwriting or investments. Taxes, licenses and fees, although included in the other underwriting expense category, are not used in the UAT calculation process. These expenses are directly charged to the appropriate statutory classification within company.

     REINSURANCE AGREEMENTS Separate arrangements exist between the property/casualty parent, Allstate Insurance Company, and certain affiliates, and the life parent, Allstate Life Insurance Company, and certain affiliates that drive expenses. Terms and conditions relating to methods of expense classification are contained in each of the individual reinsurance agreements. Typically, the reinsurer will be liable for a pre determined pro-rata share of all underwriting related expenses to support the assumed business. However, the reinsurer is not generally liable for the investment expenses.

                                                                       EXHIBIT D

                                   DEFINITIONS

The following terms shown by "process flow" and "general" categories are commonly used in explanation of the Allstate Group's overall expense process. Presentation of the "process flow" section follows the same hierarchical order of our current expense processing methodology.

PROCESS FLOW

COMPANY - Identifies legal entity that expense is charged to and may be disbursed from. Each entity who is a party to this agreement is assigned a separate three digit company code (e.g., Allstate Insurance Company - 010, Allstate Life Insurance Company - 030). A "charged company" is the Allstate entity charged with the expense under review and whose Statement of Income would be ultimately impacted.

COST CENTERS -- Describe where specific costs were incurred. Cost Centers will be the most common object used. Cost centers are areas of organizational responsibility in which costs are incurred and planned. Identifies administrative grouping within an office and duties as well as the manager responsible. Regional Office Departments include: Underwriting; Sales; Human Resources; and Claims. Each Regional Office is assigned a distinct four digit number.

COST ELEMENTS -- They describe what specific costs have occurred. They are used to plan and incur direct expenses for cost objects representing a unique item or category of expense to the company.

INTERNAL ORDERS -- A short-term cost collector used to collect, identify and allocate costs associated with a process, event or activity.

OFFICE -- Typically, office codes identify high level responsibility for the expenses charged. Office level configuration (by type or geographical location) is a key building block in the accumulation of Allstate's expenses. This data is used in preparing the various expense analyses/reports prepared. A "charged office" is the office within an Allstate entity charged with the expense under review. The decision regarding which office to charge with an expense is based on Statement of Income impact analysis. Offices may include various high level types, such as Profit Centers (Midwest Regional Office - 002), , Data Centers (Atlantic - 136), Shared Services (Human Resources - 204), and Home Offices (Corporate Home Office - 001, PP&C Head Office - 032). Each Office is designated by a three-digit code.

PROFIT CENTER -- Aligns expense to a distribution channel, geographic location and product grouping (i.e. Denver Region, Colorado, Standard Auto). -

GENERAL

ASSESSMENTS/ALLOCATED EXPENSES -- which are incurred by one Allstate Company or office and charged, or allocated, to other companies or offices on the basis of mutual benefit. Examples of the types of allocated expenses include: Loss Adjustment, Other Underwriting and Investment Expenses. These expenses include allocations in Cost Centers from Cost Elements to Secondary Cost Elements and are described in Exhibit C. Criteria for cost allocation "drivers" are based on the implementation of management objectives. The assessments can use all three methods of allocations: Field Percentage; Fixed Amount; and Variable Portions which contain Statistical Key Figures. Additional information is included in the Exhibits and Appendixes attached. Allocation drivers agreed to by Management are used to allocate expenses, and these are described in detail in the various exhibits and appendixes.

REINSURANCE AGREEMENT -- An agreement between two parties where one insurer spreads its risk (premium, loss and expense) of losses with other insurers.

                                                                      EXHIBIT E
                               INVESTMENT SERVICES

     A. APPOINTMENT. The Board of Directors of Affiliate (the "Board") has appointed Allstate as the investment advisor and manager of its investment assets (the "Account"). Pursuant to the Service and Expense Agreement of which this is Exhibit E (the "Agreement"), AFFILIATE grants Allstate the power and authority to advise, manage, and direct the investment and reinvestment of the assets of the Account for the period and on the terms and conditions set forth herein, subject to the supervision of the Board. Such Activities shall be conducted subject to and in accordance with the investment objectives, restrictions, and strategies set forth in the of Investment Policy and Investment Plan (the "Policy") adopted by the Board, and in accordance with such other limitations and guidelines as may be established from time to time for the Account by the Board (such investment objectives, restrictions, strategies, limitations, and guidelines herein referred to collectively as the "Investment Guidelines"). Allstate hereby accepts such responsibility and agrees during such period to render the services and to assume the obligations herein set forth.

     B. ALLSTATE AS AGENT. Allstate shall, for purposes of this Agreement, be granted and exercise full investment discretion and authority in buying, selling or otherwise disposing of or managing the investment of the assets held in the Account and in the performance of the services rendered hereunder, and shall do so as AFFILIATE's agent only, subject to Allstate's adherence to the policy stated in Item A, above. AFFILIATE hereby authorizes Allstate to exercise all such powers with respect to the assets of the Account as may be necessary or appropriate for the performance by Allstate of its obligations under this Agreement, subject to the supervision of the Board and any limitations contained herein.

     C. INVESTMENT ADVISORY SERVICES. In furtherance of the foregoing, and in carrying out its obligations to manage the investment and reinvestment of the assets in the Account, Allstate shall, as appropriate and consistent with the Investment Guidelines:
     (a) perform research and obtain and evaluate such information relating to the economics, industries, businesses, markets and new investment structures, techniques, practices, and financial data as Allstate deems appropriate in its discharge of its duties under this Agreement; (b) consult with and furnish to the Board recommendations with respect to overall investment strategies for the Account; (c) seek out and implement specific investment opportunities, consistent with such overall investment strategies approved by the Board, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing the investment of the assets of the Account, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments; (d) regularly report to the Board with respect to the implementation of investment strategies and any other activities in connection with management of the Account's assets, including furnishing to the Board, within 45 days after the end of each quarter, a report including a summary of investment activity during the quarter; (e) maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for the Account; (f) determine the securities to be purchased or sold by the Account and place orders either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer that Allstate selects; and (g) perform the services hereunder in a manner consistent with investment objectives and policies of AFFILIATE as detailed in the Investment Guidelines, as amended from time to time, and in compliance with the applicable provisions of the insurance laws and regulations of AFFILIATE's domicile, as amended and any other applicable insurance laws.

          D. ALLOCATION OF BROKERAGE. Allstate is authorized in its sole discretion to select the brokers or dealers that will execute the purchases and sales of securities for the Account. In making such selection, Allstate shall use its best efforts to obtain for the Account the most favorable net price and execution available taking into account all appropriate factors, including price, dealer spread or commission, if any, and size and difficulty of the transaction.

     If, in the judgment of Allstate, AFFILIATE would be benefited by supplemental investment research, Allstate is authorized, but not obligated, to select brokers or dealers on the basis of research information, materials, or services they could furnish to Allstate for potential use in supplementing Allstate's own information and in making investment decisions for the Account. The expenses of Allstate and the charges to AFFILIATE may not necessarily be reduced as a result of receipt of such supplemental information. Subject to the above requirements, nothing shall prohibit Allstate from selecting brokers or dealers with which it or AFFILIATE is affiliated.

     E. SERVICE TO OTHER CLIENTS. AFFILIATE acknowledges that Allstate may perform services for clients other than AFFILIATE which are similar to the services to be performed pursuant to this Agreement, and that Allstate is free to do so provided that its services pursuant to this Agreement are not in any way impaired. AFFILIATE agrees that Allstate may provide investment advice to any of its other clients that may differ from advice given to AFFILIATE, or take action with respect to assets owned by it or its other clients that may differ from the action taken with respect to the Account and/or assets held therein, so long as Allstate, to the extent reasonable and practicable, allocates investment opportunities to the Account on a fair and equitable basis relative to Allstate's other clients. It is understood that Allstate shall have no obligation to purchase or sell, or to recommend for purchase or sale for the Account, any security which Allstate, its affiliates, employees or agents may purchase or sell for its or their own accounts or for the account of any other client, if, in the opinion of Allstate, such transaction or investment appears unsuitable, impractical or undesirable for the Account. It is agreed that Allstate may use any supplemental investment research obtained for the benefit of AFFILIATE in providing investment advice to its other clients or its own accounts. Conversely, such supplemental information obtained by the placement of business for Allstate or other entities advised by Allstate will be considered by and may be useful to Allstate in carrying out its obligations to AFFILIATE.

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     F. ALLOCATION OF TRADES. It is acknowledged that securities held by
AFFILIATE may also be held by separate investment accounts or other funds for which Allstate may act as a manager or by Allstate or its other affiliates. If purchases or sales of securities for AFFILIATE or other entities for which Allstate or its affiliates act as investment manager arise for consideration at or about the same time, AFFILIATE agrees that Allstate may make transactions in such securities, insofar as feasible, for the respective entities in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of Allstate during the same period may increase the demand for securities being purchased or the supply of securities being sold, AFFILIATE recognizes that there may be an adverse effect on price.

     It is agreed that, on occasions when Allstate deems the purchase or sale of a security to be in the best interests of AFFILIATE as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for AFFILIATE with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by Allstate in the manner it considers to be most equitable and consistent with its obligations to AFFILIATE and to such other accounts or companies. AFFILIATE recognizes that in some cases this procedure may adversely affect the size of the position obtainable for AFFILIATE.

     G. CONTRACTS; AUTHORIZED SIGNATORIES. Allstate shall have the full power, right and authority, as AFFILIATE's agent, in accordance with this Agreement and the Investment Guidelines, to negotiate, apply for, enter into, execute, deliver, amend, modify and/or terminate legal documents of every kind and nature relating to or required by the investment of the assets of the Account. All such documents may be entered into in AFFILIATE's name or in Allstate's name (as agent for AFFILIATE), as Allstate shall determine, and all such documents shall be legally binding on AFFILIATE. Those certain employees and officers of Allstate who are authorized to execute transactions and sign documentation pursuant to the Policies and Procedures and Investment Guidelines adopted pursuant to authorization of the Investment Committee of Allstate, as they may be amended from time to time, shall also be authorized to the same extent to execute transactions and sign documentation on behalf of AFFILIATE and/or Allstate in connection with transactions entered into on behalf of the assets of the Account pursuant to this Agreement.

     H. COMPLIANCE WITH LEGAL REQUIREMENTS. Allstate shall make all reasonable efforts to comply with and cause to be complied with all applicable laws, rules, and regulations of the AFFILIATE's domicile, and any federal, state or municipal authority governing this Agreement, the services rendered hereunder, the Account and the assets held therein. Without limiting the foregoing, Allstate shall comply with all securities laws and other laws applicable to the services provided under this Agreement.

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     I. TRANSACTION PROCEDURES. The assets of the Account are or will be held in custody by the bank custodian(s) appointed by AFFILIATE from time to time. Allstate shall not act as custodian for the assets of the Account and shall not under any circumstances have or be deemed to have ownership, custody or physical control of any of the assets of the Account. Allstate may, however, issue instructions to, and communicate with, the bank custodian for the Account as may be necessary and appropriate in connection with provision of its services pursuant to this Agreement. At the option of Allstate, instructions by Allstate to the bank custodian may be made orally or by computer, electronic instruction systems or telecommunications terminals. Allstate will confirm that the bank custodian has effected such instructions either by access to the bank's computerized identification system or by telephonic confirmation. The bank custodian will confirm with Allstate receipt of trade instructions orally or by computer for the Account. Allstate will instruct all brokers, dealers and counterparties executing orders on behalf of the assets of the Account to forward to Allstate and AFFILIATE copies of all confirmations.

     J. STANDARD OF PERFORMANCE. Allstate shall discharge its duties hereunder at all times in good faith and with that degree of prudence, diligence, care and skill which a prudent person rendering services as an institutional investment manager and adviser would exercise under similar circumstances. The provisions of this Agreement shall not be interpreted to imply any obligation on the part of Allstate to observe any standard of care other than as set forth in this Section J.

     K. RECORDKEEPING. Allstate shall keep and maintain an accurate and detailed accounting of each transaction concerning the assets of the Account and of all receipts, disbursements, and other transactions relating to the purchase and sale transactions arising hereunder. Allstate agrees to preserve such records for the greater of (i) six years; (ii) the required period pursuant to the insurance laws of AFFILIATE's domicile and related regulations; or (iii) such other time period that AFFILIATE may from time to time request. Allstate acknowledges that all such records shall be the property of AFFILIATE and shall be made available, within five (5) business days of a written request, to AFFILIATE, its accountants, auditors or other representatives of AFFILIATE for inspection and/or copying (at AFFILIATE's expense) during regular business hours. In addition, Allstate shall provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of AFFILIATE or as may be required by any governmental agency with jurisdiction hereunder.

     Allstate further agrees to prepare and furnish to AFFILIATE and to other persons designated by AFFILIATE, at such regular intervals and other times as may be specified by AFFILIATE from time to time (i) such balance sheets, income and expense statements and other financial statements and reports, and (ii) such other statements, reports and information, in each case regarding the assets of the Account as AFFILIATE shall from time to time reasonably require.

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     In the event of termination for any reason, all such records or copies thereof shall be returned promptly to AFFILIATE, free from any claim or retention of rights by Allstate.

     L. LIABILITY OF ALLSTATE. In the absence of Allstate's willful or negligent misconduct (or the willful or negligent misconduct of its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with Allstate or retained by it to perform or assist in the performance of its obligations under this Agreement), neither Allstate nor any of its officers, directors, employees or agents shall be subject to liability to AFFILIATE for any act or omission in the course of, or connected with, rendering services hereunder.

     M. INDEPENDENT CONTRACTOR. Allstate shall for all purposes be deemed to be an independent contractor. Allstate shall have no power or authority to bind AFFILIATE or to assume or create an obligation or responsibility, express or implied, on behalf of AFFILIATE, nor shall it represent to anyone that it has such power or authority, except as expressly provided in this Agreement. Nothing in this Agreement shall be deemed to create a partnership between or among the parties, whether for purposes of taxation or otherwise.

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                                    EXHIBIT F

TO INCLUDE A LIST OF AGREEMENTS WHICH WILL TERMINATE AS OF THE EFFECTIVE DATE OF THE MASTER SERVICE AND EXPENSE AGREEMENT./

Investment Advisory and Management Agreement between Allstate Insurance Company and Lincoln Benefit Life Company effective as of January 1, 1996 pursuant to which Allstate Insurance Company provides investment advisory services to Lincoln Benefit Life Company, as amended effective January 1, 1996. (Form D-1 filed with Illinois Insurance Department on April 5, 1996 and Forms D filed in April and May 1996 with the Department of Insurance of Nebraska.)

Investment Advisory and Management Agreement between Allstate Insurance Company and Surety Life Insurance Company effective as of January 1, 1996 pursuant to which Allstate Insurance Company provides investment advisory services to Surety Life Insurance Company, as amended effective January 1, 1996. (Form D-1 filed with Illinois Insurance Department on April 5, 1996 and Forms D filed in April and May 1996 with the Department of Insurance of Utah.)

Investment Advisory and Management Agreement effective as of August 21, 1996 between Allstate Floridian Insurance Company and Allstate Insurance Company, pursuant to which Allstate Insurance provides investment advisory and management services to Allstate Floridian. (See Form D-1 dated July 23, 1996 filed with the Illinois Department of Insurance. See also letter dated January 23, 1997 from Florida Department of Insurance.)

Services Agreement executed September 25, 1996 and effective as of June 25, 1996 between Allstate Insurance Company and Allstate Floridian Insurance Company pursuant to which Allstate Insurance provides Allstate Floridian underwriting, claims, actuarial, policy processing, tax, legal, systems, accounting and customer support services. (See Form D-1 dated July 23, 1996 filed with the Illinois Department of Insurance. See also letter dated January 23, 1997 from Florida Department of Insurance.)

Service and Expense Agreement between Allstate Insurance Company and certain of its Subsidiaries and Affiliates effective June 16, 1997. (See Form D-1 filed with the Illinois Department of Insurance in May 1997 and other prior notification forms filed with the insurance departments of California, Nebraska, Texas and Utah in May 1997. Texas HCS# 27286.)

Investment Advisory and Management Agreement effective as of January 1, 1998 between Allstate Insurance Company and Allstate Floridian Indemnity Company pursuant to which Allstate Insurance provides investment services to Allstate Floridian Indemnity.

Investment Advisory and Management Agreement effective as of January 1, 1998 between Allstate Insurance Company and Allstate New Jersey Insurance Company pursuant to which Allstate Insurance provides investment services to Allstate New Jersey.

Investment Advisory and Management Agreement between American Surety and Casualty Company ("ASCC") and Allstate Insurance Company ("Allstate") dated January 1, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to ASCC for those assets so designated by ASCC (Form D-1 filed with Illinois Department of Insurance on November 17, 1998 and accepted pursuant to a letter dated December 3, 1998).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and American Heritage Life Insurance Company ("AHL") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to AHL for those assets so designated by AHL (Form D-1 filed with the

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Illinois Department of Insurance in October 1999 and other prior notification forms filed with the Florida Department of Insurance in October 1999).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and AHL Select HMO Incorporated ("AHL Select") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to AHL Select for those assets so designated by AHL Select (Form D-1 filed with the Illinois Department of Insurance in October 1999 and other prior notification forms filed with the Florida Department of Insurance in October 1999).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and First Colonial Insurance Company ("First Colonial") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to First Colonial for those assets so designated by First Colonial (Form D-1 filed with the Illinois Department of Insurance in October 1999 and other prior notification forms filed with the Florida Department of Insurance in October 1999).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and Columbia Universal Life Insurance Company ("Columbia") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to Columbia for those assets so designated by Columbia (Form D-1 filed with the Illinois Department of Insurance in October 1999 and other prior notification forms filed with the Texas Department of Insurance in October 1999).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and Concord Heritage Life Insurance Company, Inc. ("Concord") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to Concord for those assets so designated by Concord (Form D-1 filed with the Illinois Department of Insurance in October 1999 and other prior notification forms filed with the New Hampshire Department of Insurance in October 1999).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and Keystone Life Insurance Company ("Keystone") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to Keystone for those assets so designated by Keystone (Form D-1 filed with the Illinois Department of Insurance in October 1999 and other prior notification forms filed with the Pennsylvania Department of Insurance in October 1999).